                                SIXTH AMENDMENT
                       TO AGREEMENT OF PURCHASE AND SALE

                  This Sixth Amendment to Agreement of Purchase and Sale (this "Amendment") is entered into effective as of the 13th day of January, 1999, by and among LINCOLN-WHITEHALL REALTY, L.L.C., a Delaware limited liability company, LINCOLN-WHITEHALL PACIFIC, L.L.C., a Delaware limited liability company, WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, and WHSUM REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership (each, a "Seller", collectively, the "Sellers"), and AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust ("Buyer").

                              W I T N E S S E T H:

                  WHEREAS, Sellers and Buyer have entered into that certain Agreement of Purchase and Sale, dated November 12, 1998, as amended through the date hereof, (as so amended, the "Agreement"), pursuant to which Sellers have agreed to sell and Buyer has agreed to purchase certain real properties comprising part of the "Lincoln-Whitehall Portfolio", as more particularly described therein; and

                  WHEREAS, the parties hereto desire to amend the Agreement, as more fully set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           1. The definition of Closing Date contained in
         Section 8.2 of the Agreement is hereby amended to be and read "10:00 A.M. Pacific Standard Time on January 15, 1999." The parties agree and understand that the Sellers will use proceeds of the Purchase Price to repay currently outstanding indebtedness encumbering the Properties (the "Mortgage Loans"). Accordingly, in the event the Sellers receive the Purchase Price after 10:00 A.M. Pacific Standard Time on January 15, 1999 and the Sellers do not (after using commercially reasonable efforts) effect repayment of the outstanding Mortgage Loans on January 15, 1999 in a manner that avoids the incurrence by the Sellers of any additional, interest costs, fees, penalties or other costs, then Buyer shall be held liable for, and Buyer shall reimburse Sellers all interest costs, fees, penalties or other costs (in an amount not to exceed $40,000 per calendar day) with respect to the outstanding Mortgage Loans from such time on January 15, 1999 until such time as the Sellers repay such loans with the proceeds of the Purchase Price (it being understood and agreed, however, that for the purpose of determining the amount of any such interest or other costs, fees or penalties for which the Buyer is liable hereunder, the Sellers shall be deemed to have repaid such loan on the date that such loan is actually repaid, but in any event no later than the Business Day following the day on which the Sellers receive the Purchase Price from the Buyer).
                           2. The Purchase Price (as defined in Section
         2.2.(a)) is hereby amended to be and read "One Hundred Twenty-seven Million Three Hundred Thousand and no/100 Dollars ($127,300,000)."

                           3. Section 7.2 of the Agreement is hereby amended by inserting the word "and" immediately before "(ii)" appearing in the first sentence thereof, by deleting the words "and understood and agreed that the Purchase Price payable at Closing shall be reduced by an amount equal to the sum of all such amounts that are designated on such Schedule 7.2 as not having been paid prior to the Closing Date and that as a result of such reduction in the Purchase Price the Sellers shall have no further obligations or responsibilities with respect to any Leasing Costs set forth on Schedule 7.2 and that the Buyer shall, from and after the Closing Date, assume and be responsible for all such Leasing Costs)."

                  Section 7.2 is further amended by deleting in its entirety the sentence, "Sellers shall be responsible and shall pay for all other Leasing Costs and any such other Leasing Costs otherwise remaining unpaid by Sellers shall result in a downward adjustment to the Purchase Price at Closing."

                           4. Schedule 7.2 of the Agreement shall be replaced in its entirety by the Schedule 7.2 attached hereto.

                           5. Exhibit A of the Agreement shall be replaced in its entirety by Exhibit A attached hereto.

                           6. On the Closing Date, the Sellers shall deposit an amount equal to $127,656.00 in an escrow account with the Title Company (the "Escrow Fund") in respect of the Sellers' agreement to make available such amount as a result of the vacancy of an 8,865 square foot space located at 7011 Gateway Boulevard, Newark, California (the "Vacant Space"). Subject to the terms and conditions of this Section 6, Buyer shall have the right to draw from the Escrow Fund twelve equal monthly installments of an amount equal to $10,638 (the "Monthly Escrow Payments") until the earliest to occur of (i) the "Leasing" (as defined below) of the Vacant Space or (ii) the making of the twelfth Monthly Escrow Payment (upon which date the balance in the Escrow Fund will be zero dollars). The Sellers shall not have any responsibility to make any payment to the Buyer in respect of the Vacant Space in excess of the amount at any time remaining in the Escrow Fund.

                  Except as provided below, the Buyer shall have the right on the first day of each month during the period beginning on February 1, 1999 and ending on January 31, 2000, commencing February 1, 1999, to draw from the Escrow Fund the Monthly Escrow Payments (it being understood and agreed that any such Monthly Escrow Payment shall be made in advance in respect of the month in which such day occurs). Notwithstanding anything to the contrary contained herein, upon the Leasing of the Vacant Space, the Sellers shall be entitled to receive any amounts remaining in the Escrow Fund on the date of the Leasing of the Vacant Space. In addition, if the Leasing of the Vacant Space occurs on a date other than the first day of a month, the Buyer shall rebate to the Sellers a pro rata portion of the Monthly Escrow Payment made in respect of the month in which such Leasing occurs (with such pro rata calculation being based on the number of days in such month and the number of days in such month remaining after the date of the Leasing of the Vacant Space). For purposes hereof, the "Leasing" of the Vacant Space shall be deemed to occur upon the first to occur of (i) the date on which a tenant takes occupancy of the Vacant Space or (ii) the date from which the tenant in the Vacant Space begins to accrue the obligation to pay rent in respect of the Vacant Space.

                  The parties acknowledge and agree that (i) the Buyer shall be responsible for, and shall pay for, all payments, improvements, costs, expenses, fees and taxes that are customarily paid for by the tenant under a triple net lease and any other payments, improvements, costs, expenses, fees and taxes relating to the Vacant Space that are due and payable after the Closing Date and (ii) except for payments from the Escrow Fund, the Sellers shall have no liability whatsoever with respect to any loss or losses suffered, or in any way related to, the Vacant Space.
                           7. Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them under the Agreement.

                           8. This Agreement, as amended by this Amendment, is hereby ratified and confirmed and remains in full force and effect.

                  EXECUTED effective as of the day and year first above written.


                                BUYER: AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust


                                         By: /s/ MARC A. SIMPSON
                                             -----------------------------------
                                             Name:  Marc A. Simpson
                                             Title: Sr. V-P


                                SELLERS: LINCOLN-WHITEHALL REALTY, L.L.C.,
                                         a Delaware limited liability company

                                         By: Whitehall Street Real Estate
                                                Limited Partnership V,
                                             Member

                                         By: WH Advisors, L.P., V,
                                                General Partner

                                         By: WH Advisors, Inc., V,
                                                General Partner


                                         By: /s/ ELIZABETH BURBAN
                                             -----------------------------------
                                             Name:  Elizabeth Burban
                                             Title: Vice President

                                         LINCOLN-WHITEHALL PACIFIC, L.L.C.,
                                         a Delaware limited liability company

                                         By: Lincoln-Whitehall Realty,
                                                L.L.C., Member

                                         By: Whitehall Street Real Estate
                                                Limited Partnership V,
                                             Member

                                         By: WH Advisors, L.P., V,
                                             General Partner

                                         By: WH Advisors, Inc., V,
                                             General Partner


                                         By: /s/ ELIZABETH BURBAN
                                             -----------------------------------
                                             Name:  Elizabeth Burban
                                             Title: Vice President

                                         WHLNF REAL ESTATE LIMITED
                                         PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: WHLNF Gen-Par, Inc.
                                             General Partner


                                         By: /s/ ELIZABETH BURBAN
                                             -----------------------------------
                                             Name:  Elizabeth Burban
                                             Title: Vice President


                                         WHSUM REAL ESTATE LIMITED PARTNERSHIP,
                                         a Delaware limited partnership

                                         By: WHSUM Gen-Par, Inc.,
                                         General Partner


                                         By: /s/ ELIZABETH BURBAN
                                             -----------------------------------
                                             Name:  Elizabeth Burban
                                             Title: Vice President

                                   EXHIBIT A

                          ALLOCATION OF PURCHASE PRICE



                                                                              ALLOCATED PORTION OF
                                                                                  PURCHASE PRICE
                                                                              --------------------
                              PROPERTY

110-140 Baytech Drive, San Jose, California                                       $  35,000,000

2051 & 2055 Junction Avenue, San Jose, California                                    11,250,000

3100 Alfred Street, Santa Clara, California                                           5,750,000

846-850 Stewart Drive, Sunnyvale, California                                          6,000,000

7015 & 7151 Gateway Boulevard, Newark, California                                    20,750,000

485 Clyde Avenue, Mountain View, California                                           7,750,000

165-225 Lennon, Walnut Creek, California                                             21,000,000

107 Woodmere Road, Folsom, California                                                 5,300,000

310 Interlocken Parkway, Bloomfield, Colorado
                                                                                     14,500,000
                                                                                  -------------
                           PORTFOLIO TOTAL                                        $ 127,300,000


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
                                  SCHEDULE 7.2

                           LEASING COSTS OUTSTANDING


1.  Centre Pointe
        Travelers - Tenant Improvements = $674,934
                    Commission = $83,478
        Carl Warren - Tenant Improvements = $29,915
                    Commission paid in 1998
        Cal. Div. of Workers - Tenant Improvements = Paid in full in 1998
                    Commissions paid in January 1999

2.  Gateway
        Bank of America - Tenant Improvements = $259,243
                    Commission paid in 1998
        Xerox - Tenant Improvements/Commissions = $100,000

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